UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 27, 2013

INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51557	22-3493930
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

101 JFK Parkway, Short Hills, New Jersey	07078
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (973) 924-5100

Not Applicable
_________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 2, 2013, Investors Bancorp, Inc. (“Investors Bancorp”), and Roma Financial Corporation (“Roma Financial”), announced that the Federal Reserve Board has approved Investors Bancorp’s proposed acquisition of Roma Financial and its subsidiary banks, Roma Bank and RomAsia Bank. The parties also announced that they have amended their merger agreement to extend the date after which either party may elect to terminate the merger agreement from November 30, 2013 to December 31, 2013. The parties intend to close the merger at the close of business of December 6, 2013. A related press release is attached as Exhibit 99.1 to this Report.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment. Except as explicitly provided in the Second Amendment, the Roma Merger Agreement remains in full force and effect as originally executed on December 19, 2012.

Item 8.01	Other Events

On November 27, 2013, Investors Bancorp Inc., Investors Bank, and Investors Bancorp, MHC, (the “Investors Parties”) and GCF Bank, Gateway Community Financial Corp., and Gateway Community Financial, MHC (the “GCF Parties”), entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger, dated April 5, 2013, by and among the Investors Parties and the GCF Parties (the “Gateway Merger Agreement”). The Amendment extends the date after which any of the parties may terminate the Gateway Merger Agreement if the proposed merger of Gateway Community Financial Corp. with and into Investors Bancorp, Inc. has not yet been completed, from November 30, 2013 to January 31, 2014. The Amendment is attached as Exhibit 10.1 to this Report.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment. Except as explicitly provided in the Amendment, the Gateway Merger Agreement remains in full force and effect as originally executed on April 5, 2013.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits

Exhibit 2.1     Second Amendment to the Agreement and Plan of Merger, dated November 27, 2013, by and among, Investors Bancorp, Inc., Investors Bank, and Investors Bancorp, MHC, and Roma Financial Corporation, Roma Bank and Roma Financial Corporation, MHC.

Exhibit 10.1     Amendment to the Agreement and Plan of Merger, dated November 27, 2013, by and among, Investors Bancorp, Inc., Investors Bank, and Investors Bancorp, MHC, and Gateway Community Financial Corp., GCF Bank and Gateway Community Financial, MHC.

Exhibit 99.1    Press Release regarding the Roma Financial Merger, dated December 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: December 2, 2013	By:	/s/ Thomas F. Splaine, Jr.
Thomas F. Splaine, Jr.
Senior Vice President and
Chief Financial Officer